                               [Graphic Omitted]



-----------------------------------------------------
COLONIAL INTERMARKET INCOME TRUST I     ANNUAL REPORT
-----------------------------------------------------

November 30, 1998

--------------------------------------------------------------------------------
                 COLONIAL INTERMARKET INCOME TRUST I HIGHLIGHTS
                      DECEMBER 1, 1997 - NOVEMBER 30, 1998

INVESTMENT OBJECTIVE: Colonial InterMarket Income Trust I seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government, and lower-rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  |X|  Potential for higher, more consistent income
  |X| Diversification to help reduce risk and improve price stability |X| Monthly distributions to help meet your financial needs

PORTFOLIO MANAGER COMMENTARY: "During the past 12 months, each of the Trust's principal investment sectors experienced attractive returns at different times, highlighting the advantage of diversification. During the first half of the period, strong economic growth and good corporate earnings benefited high-yield corporate bonds. Emerging-market bonds in eastern Europe and Latin America also had good performance during the first part of the year. Later, as investors became concerned with global financial issues, they sought strong liquidity and high credit quality. This "flight to quality" increased demand for U.S. Treasury bonds, pushing up prices and generating attractive gains in this sector."
                                                                  - Carl Ericson

                 COLONIAL INTERMARKET INCOME TRUST I PERFORMANCE
     12-month distributions declared per share                          $1.014
-------------------------------------------------------------------------------
     12-month total return, assuming
     reinvestment of all distributions
     |X| NAV                                                             6.85%
     |X| Market Price                                                    6.26%
-------------------------------------------------------------------------------
     Price per share on 11/30/98
     |X| NAV                                                             $11.13
     |X| Market Price                                                    $10.56
-------------------------------------------------------------------------------

                                           GOVERNMENT BREAKDOWN
SECURITIES BREAKDOWN                       TOP FIVE FOREIGN COUNTRIES
(as of 11/30/98)                           (as of 11/30/98)
-------------------------------------      -------------------------------------
1. High yield corporate .....   40.6%      1. United Kingdom ...........    6.9%
2. U.S. govt. & agency ......   30.4%      2. Greece ...................    3.3%
3. Foreign govt. & agency ...   25.2%      3. Mexico ...................    2.8%
4. Other ....................    3.8%      4. Argentina ................    2.4%
                                           5. Australia ................    2.3%

Securities breakdown and country weightings are calculated as a percentage of total net assets.

Because the Trust is actively managed, there can be no guarantee the Trust will continue to maintain these country weightings or invest in these sectors in the future.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial InterMarket Income Trust
I. This report reflects on the investment environment for the 12 months ended November 30, 1998.

The past 12 months were characterized by changing investment conditions. Initially, investors were concerned with the Asian economic crisis and its potential impact on financial markets worldwide. During the summer, the emergence of serious economic problems in Russia and Latin America renewed concerns of a global economic slowdown. As a result, investors around the world sought "safe havens" in strong currencies and relatively stable investments. This "flight to quality" increased demand for U.S. government bonds, and interest rates fell sharply. During the last part of the period, the Federal Reserve Board announced three successive interest rate cuts, sending U.S. stock and bond prices higher as investors generally concluded that lower rates would stimulate the world's economies. Markets were further encouraged by the Group of Seven (G7) industrial nations and the International Monetary Fund's (IMF) proposal to establish a precautionary line of credit to stimulate the world's economies and help countries prevent financial panic.

Despite considerable volatility during the year, the Trust's diversification acted to cushion the negative effects of dramatic market swings. The three market sectors in which the Trust invests generally are not synchronized. As a result, the Trust's diversification among foreign government, U.S. government and corporate bonds may provide shareholders with a stabilizing effect during periods of market uncertainty, as well as current income and long-term growth potential.

Thank you for giving us the opportunity to help you meet your financial goals. We hope to continue serving you in the years to come.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
January 13, 1999

Because market and economic conditions change, there can be no assurance that the trends described above will continue.
--------------------------------------------------------------------------------

                             INVESTMENT PORTFOLIO
                       NOVEMBER 30, 1998 (IN THOUSANDS)

BONDS & NOTES - 96.2%
-------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 40.3%                PAR          VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 0.6%
   BUILDING CONSTRUCTION
   Nortek, Inc.,
                           8.875%  08/01/08 (a)              $ 750  $    765
                                                                    --------

----------------------------------------------------------------------------
MANUFACTURING - 16.7%
   CHEMICALS & ALLIED PRODUCTS - 4.3%
   ClimaChem, Inc.,
                          10.750%  12/01/07                    500       512
   HydroChem Industrial Services, Inc.,
                          10.375%  08/01/07                    490       465
   LaRoche Industries, Inc.,
                           9.500%  09/15/07                  1,000       820
   PCI Chemicals Canada, Inc.,
                           9.250%  10/15/07 (b)                250       205
   Revlon Consumer Products Corp.,
                           9.000%  11/01/06                  1,000     1,029
   Sterling Chemicals, Inc.,
                          11.750%  08/15/06                    500       430
   Styling Technology Corp.,
                          10.875%  07/01/08 (a)                500       468
   Texas Petrochemical Corp.,
                          11.125%  07/01/06                    400       400
   Trans Resources, Inc.,
                          10.750%  03/15/08                  1,000       990
                                                                    --------
                                                                       5,319
                                                                    --------
   ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
   Amphenol Corp.,
                           9.875%  05/15/07                    250       258
                                                                    --------
   FABRICATED METAL - 0.8%
   Euramax International, PLC,
                          11.250%  10/01/06 (c)              1,000       995
                                                                    --------
   FOOD & KINDRED PRODUCTS - 0.7%
   Chiquita Brands International, Inc.,
                          10.250%  11/01/06                    750       788
                                                                    --------
   MACHINERY & COMPUTER EQUIPMENT - 0.7%
   IMO Industries, Inc.,
                          11.750%  05/01/06                    750       780
                                                                    --------
   MEASURING & ANALYZING INSTRUMENTS - 0.4%
   Intertek Finance, PLC,
                          10.250%  11/01/06 (c)                500       501
                                                                    --------
   MISCELLANEOUS MANUFACTURING - 4.2%
   AEI Holding Co.,
                          10.000%  11/15/07                    500       515
   Eagle-Picher Industries, Inc.,
                           9.375%  03/01/08                    875       836
   Huntsman Corp.,
                           9.500%  07/01/07 (d)                500       500
   ISG Resources, Inc.,
                          10.000%  04/15/08                    250       251
   Newcor, Inc.,
                           9.875%  03/01/08                  1,000       960
   Tekni-Plex, Inc.,
                           9.250%  03/01/08                    500       522
   Thermadyne Holdings Corp.,
                           9.875%  06/01/08                    850       816
   Werner Holdings Co., Inc.,
                          10.000%  11/15/07                    750       743
                                                                    --------
                                                                       5,143
                                                                    --------
   PAPER PRODUCTS - 1.3%
   Repap New Brunswick, Inc.,
                          10.625%  04/15/05                    750       596
   Riverwood International Corp.,
                          10.625%  08/01/07                  1,000     1,023
                                                                    --------
                                                                       1,619
                                                                    --------
   PRIMARY METALS - 2.9%
   Algoma Steel, Inc.,
                          12.375%  07/15/05                  1,000       800
   Bayou Steel Corp.,
                           9.500%  05/15/08                    500       479
   Keystone Consolidated Industries, Inc.,
                           9.625%  08/01/07                    500       494
   WCI Steel, Inc.,
                          10.000%  12/01/04                  1,000     1,025
   WHX Corp.,
                          10.500%  04/15/05                    750       723
                                                                    --------
                                                                       3,521
                                                                    --------
   PRINTING & PUBLISHING - 0.4%
   American Lawyer Media, Inc.,
                           9.750%  12/15/07                    450       472
                                                                    --------
   RUBBER & PLASTIC - 0.2%
   Burke Industries, Inc.,
                          10.000%  08/15/07                    300       297
                                                                    --------
   TRANSPORTATION EQUIPMENT - 0.6%
   LDM Technologies, Inc.,
                          10.750%  01/15/07                    750       742
                                                                    --------

-------------------------------------------------------------------------------
MINING & ENERGY - 2.1%
   OIL & GAS EXTRACTION - 1.8%
   Magnum Hunter Resources, Inc.,
                          10.000%  06/01/07                    750       638
   Mariner Energy Corp.,
                          10.500%  08/01/06                  1,000       910
   Petsec Energy, Inc.,
                           9.500%  06/15/07                    750       615
                                                                    --------
                                                                       2,163
                                                                    --------
   OIL & GAS FIELD SERVICES - 0.3%
   Chiles Offshore Corp.,
                          10.000%  05/01/08                    500       430
                                                                    --------

-------------------------------------------------------------------------------
RETAIL TRADE - 1.6%
   FOOD STORES
   Pathmark Stores, Inc.:
                           9.625%  05/01/03                  1,000     1,000
    stepped coupon, (10.750% 11/01/99)
                          (e)      11/01/03                    750       615
   Richmont Marketing Specialists, Inc.,
                          10.125%  12/15/07 (a)                500       365
                                                                    --------
                                                                       1,980
                                                                    --------

-------------------------------------------------------------------------------
SERVICES - 3.1%
   AMUSEMENT & RECREATION - 0.9%
   Regal Cinemas, Inc.,
                           9.500%  06/01/08 (a)              1,000     1,050
                                                                    --------
   BUSINESS SERVICES - 0.4%
   PSINet, Inc.,
                          10.000%  02/15/05                    500       506
                                                                    --------
   HEALTH SERVICES - 0.4%
   Conmed Corp.,
                           9.000%  03/15/08                    500       500
                                                                    --------
   HOTELS, CAMPS & LODGING - 0.8%
   Station Casinos, Inc.,
                           8.875%  12/01/08 (d)              1,000     1,010
                                                                    --------
   PERSONAL SERVICES - 0.6%
   Williams Scotsman, Inc.,
                           9.875%  06/01/07                    750       784
                                                                    --------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 16.2%
   AIR TRANSPORTATION - 0.6%
   Trans World Airlines, Inc.,
                          11.375%  03/01/06                  1,000       690
                                                                    --------
   BROADCASTING - 1.9%
   LIN Holding Corp.,
    stepped coupon, (10.000% 03/01/03)
                          (e)      03/01/08                  1,000       695
   Renaissance Media Group,
    stepped coupon, (10.000% 04/15/03)
                          (e)      04/15/08                    875       604
   Young Broadcasting Corp.,
                          10.125%  02/15/05                  1,000     1,050
                                                                    --------
                                                                       2,349
                                                                    --------
   CABLE - 2.8%
   Comcast UK Cable Partners Ltd.,
    stepped coupon, (11.200% 11/15/00)
                          (e)      11/15/07 (c)              1,250     1,075
   Diamond Cable Co.,
    stepped coupon, (10.750% 02/15/02)
                          (e)      02/15/07                  1,000       720
   Northland Cable Television, Inc.,
                          10.250%  11/15/07                    250       265
   Shop At Home, Inc.,
                          11.000%  04/01/05                    500       505
   Telewest Communication, PLC,
    stepped coupon,  (11.000% 10/01/00)
                          (e)      10/01/07 (c)              1,000       840
                                                                    --------
                                                                       3,405
                                                                    --------
   COMMUNICATIONS - 1.6%
   Call-Net Enterprises, Inc.,
     stepped coupon,  (8.940% 08/15/03)
                          (e)      08/15/08                    750       450
   Price Communications Wireless, Inc., PIK,
                          11.250%  08/15/08                    500       490
   Splitrock Services, Inc.,
                          11.750%  07/15/08 (a)                500       445
   Time Warner Telecom L.L.C.,
                           9.750%  07/15/08                    500       530
                                                                    --------
                                                                       1,915
                                                                    --------
   MOTOR FREIGHT & WAREHOUSING - 0.2%
   MTL, Inc.,
                          10.000%  06/15/06 (a)                250       250
                                                                    --------
   SANITARY SERVICES - 0.7%
   Allied Waste Industries, Inc.,
     stepped coupon,  (11.300% 06/01/02)
                          (e)      06/01/07                  1,000       865
                                                                    --------
   TELECOMMUNICATIONS - 8.4%
   Adelphia Communications Corp.,
                           9.875%  03/01/07                    750       827
   Arch Communication Group, Inc.,
                          12.750%  07/01/07                    250       236
   Clearnet Communications, Inc.,
     stepped coupon,  (14.750% 12/15/00)
                          (e)      12/15/05                    750       656
   GST Telecom/GST Network Funding, Inc.,
     stepped coupon, (10.500% 05/01/03)
                          (e)      05/01/08 (a)                500       244
   Hyperion Telecommunications, Inc.,
     stepped coupon,  (13.000% 04/15/01)
                          (e)      04/15/03 (a)                500       375
   Intermedia Communications, Inc.,
     stepped coupon,  (11.250% 07/15/02)
                          (e)      07/15/07                    500       355
   Level 3 Communications, Inc.:
                           9.125%  05/01/08                    500       500
     stepped coupon,  (10.500% 12/01/03)
                          (e)      12/01/08 (d)              2,500     1,500
   McLeodUSA, Inc.:
                           8.375%  03/15/08                    500       503
                           9.500%  11/01/08 (a)              1,000     1,070
   Metrocall, Inc.,
                           9.750%  11/01/07                    750       750
   Metronet Communications Corp.:
                          12.000%  08/15/07                    250       278
     stepped coupon,  (9.950% 06/15/03)
                          (e)      06/15/08                    500       310
   Nextlink Communications, Inc.,
     stepped coupon,  (9.450% 04/15/03)                        500       295
                          (e)      04/15/08
   Price Communications Wireless,
                           9.125%  12/15/06 (a)                750       780
   RCN Corp.,
     stepped coupon, (11.125% 10/15/02)
                          (e)      10/15/07                    750       437
   Sprint Spectrum L.P.,
     stepped coupon,  (12.500% 08/15/01)
                          (e)      08/15/06                    750       688
   Verio, Inc.,
                          10.375%  04/01/05                    500       502
                                                                    --------
                                                                      10,306
                                                                    --------
TOTAL CORPORATE FIXED-INCOME
  BONDS & NOTES (cost of $50,605)                                     49,403
                                                                    --------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 30.4%
----------------------------------------------------------------------------
   Government National Mortgage Association:
                           9.000%      2016                  1,307     1,406
                          10.500%  2015- 2020                  142       156
                          11.000%  2018- 2019                  821       917
                                                                    --------
                                                                       2,479
                                                                    --------
   U.S. Treasury Bonds:
                           8.750%  05/15/17                  3,125     4,383
                          11.625%  11/15/04 (f)             12,602    17,026
                          12.000%  08/15/13 (f)(g)           5,952     9,108
                                                                    --------
                                                                      30,517
                                                                    --------
   U.S. Treasury Notes,
                          11.875%  11/15/03                  3,214     4,211
                                                                    --------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (cost of $35,754)                                       37,207
                                                                    --------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 25.2%                    CURRENCY
----------------------------------------------------------------------------
   Argentina Global Bonds,
                          11.375%  01/30/17 (h)              2,150     2,159
   Government of Canada,
                          10.000%  06/01/08      C$            520       465
   Government of France:
                           8.500%  04/25/03      FF          8,980     1,893
                           8.500%  10/25/08      FF          1,650       394
   Government of Mexico,
                          11.375%  09/15/16 (i)              2,615     2,780
   Government of Sweden,
                          10.250%  05/05/03      SK         10,800     1,659
   Hellenic Republic:
                           8.600%  03/26/08      GD        346,000     1,299
                           8.800%  06/19/07      GD        190,000       713
                           8.900%  03/21/04      GD        571,000     2,056
   Province of Ontario,
                           8.250%  12/01/05      C$          2,043     1,571
   Republic of Argentina,
                          11.250%  04/10/06 (j)  DM          1,200       756
   Republic of Brazil,
                          10.125%  05/15/27 (k)              1,920     1,439
   Republic of Bulgaria (Brady),
                           6.688%  07/28/11 (l)              1,500     1,093
   Republic of Panama,
                           8.875%  09/30/27 (m)                650       613
   Russian Federation,
                          11.000%  07/24/18 (n)                650       156
   Treasury Corp. Victoria:
                          10.250%  11/15/06      A$          1,691     1,396
                          12.500%  10/15/03      A$          1,670     1,380
   United Kingdom Treasury:
                           9.000%  08/06/12      KB            980     2,302
                          10.000%  02/26/01      KB          1,395     2,521
                          10.000%  09/08/03      KB          1,785     3,574
   United Mexican States,
                          10.375%  01/29/03 (o)  DM            980       615
                                                                    --------

TOTAL FOREIGN GOVERNMENT & AGENCY
  OBLIGATIONS (cost of $30,696)                                       30,834
                                                                    --------

CORPORATE CONVERTIBLE BONDS - 0.3%
----------------------------------------------------------------------------
MINING & ENERGY - 0.3%
   OIL & GAS EXTRACTION
   HS Resources, Inc.,
   (cost of $398)          9.250%  11/15/06                    400       396
                                                                    --------
TOTAL BONDS & NOTES (cost of $117,453)                               117,840
                                                                    --------

PREFERRED STOCKS - 2.5%                                     SHARES
----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.2%
   DEPOSITORY INSTITUTIONS
   California Federal Bancorp Corp.,
     9.125%, Series A                                            9       220
                                                                    --------

----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 2.3%
   BROADCASTING - 0.2%
   PRIMEDIA, Inc., 9.200%                                        3       291
                                                                    --------
   CABLE - 0.3%
   EchoStar Communications Corp., 12.125%                       (p)      309
                                                                    --------
   TELECOMMUNICATIONS - 1.8%
   Concentric Network Corp., 13.500%                             1       447
   Nextel Communications, Inc.:
    11.125%, PIK                                                 1       517
    13.000%, PIK                                                 1     1,248
                                                                    --------
                                                                       2,212
                                                                    --------
TOTAL PREFERRED STOCKS (cost of $3,048)                                3,032
                                                                    --------

WARRANTS - 0.0% (q)(r)
----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 0.0%
   COMMUNICATIONS - 0.0%
   Clearnet Communications, Inc.,                                2        16
   (expires 09/15/05)
   Splitrock Services, Inc., (a)
   (expires 07/15/08)                                            1         5
                                                                    --------
                                                                          21
                                                                    --------
   TELECOMMUNICATION - 0.0%
   Metronet Communications Corp., (a)
   (expires 08/15/07)                                           (p)        9
                                                                    --------
TOTAL WARRANTS (cost of $21)                                              30
                                                                    --------

COMMON STOCKS - 0.0% (q)(r)
----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 0.0%
   MOTOR FREIGHT & WAREHOUSING
   St. Johnsbury Trucking Co.                                   16        (p)
   Sun Carriers, Inc.                                           65         1
                                                                    --------
TOTAL COMMON STOCKS (cost of $180)                                         1
                                                                    --------
TOTAL INVESTMENTS - 98.7% (cost of $120,702)(s)                      120,903
                                                                    --------

SHORT-TERM OBLIGATIONS - 2.4%                               PAR
----------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago Corp.,
   dated 11/30/98, due 12/01/98 at 5.200%, collateralized
   by U.S. Treasury notes with various maturities to
   2021, market value $3,041 (repurchase proceeds
   $2,973)                                                 $ 2,973     2,973
                                                                    --------

FORWARD CURRENCY CONTRACTS - 0.1% (t)                                    110
----------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - (1.2)%                                   (1,496)
----------------------------------------------------------------------------

NET ASSETS - 100.0%                                                 $122,490
                                                                    --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, the value of these securities amounted to $6,341 or 5.2% of net assets.
(b) This is a Canadian security. Par amount is stated in U.S. dollars.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond customary settlement time.
(e) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(f) These securities, or a portion thereof, with a total market value of $16,283 are being used to collateralize the forward currency contracts shown below.
(g) This security, or a portion thereof, with a total market value of $3,283 is being used to collateralize the delayed delivery purchases indicated in note
    (d) above.
(h) This is an Argentinean security. Par amount is stated in U.S. dollars.
(i) This is a Mexican security. Par amount is stated in U.S. dollars.
(j) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(k) This is a Brazilian security. Par amount is stated in U.S. dollars.
(l) This is a Bulgarian security. Par amount is stated in U.S. dollars.
(m) This is a Panamanian security.  Par amount is stated in U.S. dollars.
(n) This is a Russian security. Par amount is stated in U.S. dollars.
(o) This is a Mexican security. Par amount is stated in German Deutschemarks.
(p) Rounds to less than one.
(q) Non-income producing.
(r) Represents fair value as determined in good faith under the direction of the Trustees.
(s) Cost for federal income tax purposes is $120,840.
(t) As of November 30, 1998, the Fund had entered into the following forward currency exchange contracts:

                                                          Net Unrealized
                                                           Appreciation
     Contracts        In Exchange        Settlement       (Depreciation)
    to Deliver            For               Date              (U.S$)
   --------------     ------------       ----------       -------------

  A$        4,138     US$    2,590       12/07/1998          $ (8)
  C$        3,135     US$    2,030       12/14/1998           (16)
  SK       13,723     US$    1,705       12/16/1998            18
  KB        4,380     US$    7,339       12/21/1998            126
  FF        6,720     US$    1,175       01/13/1999           (10)
                                                             -----
                                                             $ 110
                                                             -----

   Summary of Securities
    by Country/Currency              Currency         Value    % of Total
   ----------------------------------------------------------------------
   United States                                    $ 86,453        71.5
   United Kingdom                    KB               11,808         9.8
   Greece                            GD                4,068         3.3
   Mexico                                              3,395         2.8
   Argentina                                           2,915         2.4
   Australia                         A$                2,776         2.3
   France                            FF                2,287         1.9
   Canada                            C$                2,241         1.9
   Sweden                            SK                1,659         1.4
   Brazil                                              1,439         1.2
   Bulgaria                                            1,093         0.9
   Panama                                                613         0.5
   Russia                                                156         0.1
                                                    --------       -----
                                                    $120,903       100.0
                                                    --------       -----

   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      Acronym                                          Name
      -------                                          ----
        PIK                                        Payment-In-Kind
        DM                                       German Deutschemarks

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            NOVEMBER 30, 1998

(in thousands except for per share amount)
ASSETS
Investments at value (cost $120,702)                               $ 120,903
Short-term obligations                                                 2,973
                                                                   ---------
                                                                     123,876

Receivable for:
  Interest                                           $ 2,348
Unrealized appreciation on forward
  currency contracts                                     144
Other                                                     18           2,510
                                                     -------       ---------
     Total Assets                                                    126,386

LIABILITIES
Payable for:
  Investments purchased                                2,985
  Distributions                                          859
Unrealized depreciation on forward
  currency contracts                                      34
Accrued:
  Deferred Trustees fees                                   4
Other                                                     14
                                                     -------
     Total Liabilities                                                 3,896
                                                                   ---------

NET ASSETS  at value for 11,009
  shares of beneficial interest outstanding                        $ 122,490
                                                                   ---------

Net asset value per share                                          $   11.13
                                                                   ---------

COMPOSITION OF NET ASSETS
Capital paid in                                                    $ 122,282
Undistributed net investment income                                       81
Accumulated net realized loss                                           (192)
Net unrealized appreciation on:
   Investments                                                           201
   Foreign currency transactions                                         118
                                                                   ---------
                                                                   $ 122,490
                                                                   ---------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                           $  10,988
Dividends                                                                394
                                                                   ---------
                                                                      11,382
EXPENSES
Management fee                                       $   933
Transfer agent                                            35
Bookkeeping fee                                           35
Trustees fee                                              14
Custodian fee                                             22
Audit fee                                                 35
Legal fee                                                  5
Reports to shareholders                                   12
Other                                                     60           1,151
                                                     -------       ---------
           Net Investment Income                                      10,231
                                                                   ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                              (41)
Foreign currency transactions                            626
                                                     -------
      Net Realized Gain                                                  585
Net change in unrealized depreciation
 during the period on:
Investments                                           (3,160)
Foreign currency transactions                            (15)
                                                     -------
     Net Change in Unrealized Depreciation                            (3,175)
                                                                   ---------
            Net Loss                                                  (2,590)
                                                                   ---------
Increase in Net Assets from Operations                             $   7,641
                                                                   ---------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended November 30
                                                      ------------------------
INCREASE (DECREASE) IN NET ASSETS                       1998            1997
Operations:
Net investment income                                 $ 10,231        $ 10,074
Net realized gain                                          585           2,029
Net unrealized depreciation                             (3,175)         (2,173)
                                                      --------        --------
     Net Increase from Operations                        7,641           9,930
Distributions:
    From net investment income                         (10,230)        (10,754)
    In excess of net investment income                     (26)              -
    From net realized gains                               (305)              -
    In excess of net realized gains                       (601)              -
                                                      --------        --------
        Total Decrease                                  (3,521)           (824)
                                                      --------        --------
NET ASSETS
   Beginning of period                                 126,011         126,835
                                                      --------        --------
   End of period (including undistributed and net
   of overdistributed net investment income of
   $81 and $70, respectively)                         $122,490        $126,011
                                                      --------        --------
NUMBER OF FUND SHARES
   Outstanding at end of period                         11,009          11,009
                                                      --------        --------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1998

NOTE 1. ACCOUNTING POLICIES
------------------------------------------------------------------------------
ORGANIZATION: Colonial InterMarket Income Trust I (the Trust), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities. The Trust authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Trust may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES: Consistent with the Trust's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Trust's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Trust does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Trust may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities.

The Trust may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Trust's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Trust becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Trust. The Trust may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Trust and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Trust's average weekly net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Trust's average net assets over $50 million.

OTHER: The Trust pays no compensation to its officers, all of whom are employees of the Advisor.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

NOTE 3.  PORTFOLIO INFORMATION
------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended November 30, 1998, purchases and sales of investments, other than short-term obligations, were $123,479,920 and $119,112,450, respectively, of which $13,710,559 and $9,759,992, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at November 30, 1998, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation                 $ 3,580,683
     Gross unrealized depreciation                  (3,517,299)
                                                   -----------
          Net unrealized appreciation              $    63,384
                                                   -----------

CAPITAL LOSS CARRYFORWARDS: At November 30, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                        Capital loss
                  expiration                      carryforward
                 -------------                    -------------
                     2008                         $      58,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified.

                              FINANCIAL HIGHLIGHTS

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                           Year ended November 30
                                              ----------------------------------------------
                                                1998                1997             1996
Net asset value -
  Beginning of period                         $ 11.450           $ 11.520           $ 11.270
                                              --------           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.945              0.911              1.003
Net realized and
  unrealized gain (loss)                        (0.251)            (0.004)             0.242
                                               --------           --------           --------
   Total from Investment
     Operations                                  0.694              0.907              1.245
                                              --------           --------           --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.930)            (0.977)            (0.995)
In excess of net investment income              (0.002)                 -                  -
From net realized gains                         (0.028)                 -                  -
In excess of net realized gains                 (0.054)                 -                  -
                                              --------           --------           --------
 Total Distributions
   Declared to Shareholders                     (1.014)            (0.977)            (0.995)
                                              --------           --------           --------
Net asset value -
  End of period                               $ 11.130           $ 11.450           $ 11.520
                                              --------           --------           --------
Market price per share -
  End of period                               $ 10.562           $ 10.940           $ 10.630
                                              --------           --------           --------
Total return - based on
  net asset value (a)                            6.85%              8.71%             11.94%
                                              --------           --------           --------
Total return - based on
  market value (b)                               6.26%             12.62%              8.30%
                                              --------           --------           --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                     0.93%              0.96%              0.95%
Net investment income (c)                        8.22%              8.06%              8.33%
Portfolio turnover                                 99%               154%               117%
Net assets at end
  of period (000)                            $ 122,490          $ 126,011          $ 126,835

(a) Total return at net asset value assuming all distributions reinvested.
(b) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
1998 Federal Tax Information (unaudited)
An average of 25% of the Fund's investments, as of the end of each quarter, were in direct obligations of the U.S. Treasury.

Approximately 25% of the Fund's distributions (18% of gross
income) were derived from interest on direct investments in U.S.
Treasury bonds, notes, and bills.
-------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.
Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                  Year ended November 30
                                               ----------------------------
                                                  1995               1994
Net asset value -
  Beginning of period                          $ 10.410            $ 12.010
                                               --------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.986               0.980
Net realized and
  unrealized gain (loss)                          0.822              (1.271)
                                               --------            --------
   Total from Investment
     Operations                                   1.808              (0.291)
                                               --------            --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.948)             (0.970)
From net realized gains                              --              (0.339)
                                               --------            --------
 Total Distributions
   Declared to Shareholders                      (0.948)             (1.309)
                                               --------            --------
Net asset value -
  End of period                                $ 11.270            $ 10.410
                                               --------            --------
Market price per share -
  End of period                                $ 10.750            $ 10.000
                                               --------            --------
Total return - based on
  net asset value (a)                            18.46%             (2.67)%
                                               --------            --------
Total return - based on
  market value (b)                               17.67%             (5.42)%
                                               --------            --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                          0.97% (c)           0.98%
Net investment income                             8.73% (c)           8.84%
Portfolio turnover                                  77%                 99%
Net assets at end
 of period (000)                               $124,097            $114,568

(a) Total return at net asset value assuming all distributions reinvested.
(b) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES AND SHAREHOLDERS OF COLONIAL INTERMARKET INCOME TRUST I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial InterMarket Income Trust I at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
As a shareholder in the Trust you are eligible to participate in the Dividend Reinvestment Plan.

The Trust generally distributes net investment income and net short-term capital gains monthly and net long-term capital gains annually. Under the Trust's Dividend Reinvestment Plan (the "Plan") all distributions are reinvested automatically in additional shares of the Trust, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of Trust shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. However, if the market price of shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares. The aggregate market value of the shares may constitute taxable income to shareholders for federal income tax purposes.

All Plan accounts receive monthly written confirmations of all transactions. Shares purchased under the Plan ordinarily are held in uncertificated form, although each participant has the right to receive certificates for whole shares owned by the participant. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

There is no charge to Plan participants for reinvesting distributions. Fees and expenses of the Plan other than brokerage charges are paid by the Trust. Participants bear a pro-rata share of brokerage charges incurred on open market purchases of shares issued under the Plan.

A shareholder may elect not to participate or terminate his or her participation in the Plan by written notice to the Plan administrator. Such notice must be received by the Plan administrator before the dividend record date in order to be effective with respect to that dividend. The Plan may be amended or terminated on 30 days' written notice to the Plan participants. Upon withdrawal by any participant or any termination of the Plan, certificates for whole shares will be issued and cash payments will be made for any fractional shares. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, the Trust's dividend disbursing agent and administrator of the Plan, at P.O. Box 8200, Boston, Massachusetts 02266-8200.
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial InterMarket Income Trust I is:
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
1-800-426-5523


Colonial InterMarket Income Trust I mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial InterMarket Income Trust I.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


                                                  CI-02/344G-1198 (1/99) 98/1422
--------------------------------------------------------------------------------